UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2003



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


          NEW YORK                       333-54992               11-2571221
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


        3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                    11572
         (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)      Not applicable.
        (b)      Not applicable.
        (c)      Exhibits.

   Exhibit
     No.                                                     Description
     ---                                                     -----------
     99.1 Press Release of American Medical Alert Corp., a New York corporation (the "Company"), dated March 31, 2003, announcing the results for the year ended December 31, 2002.





ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 31, 2003, the Company issued a press release announcing the results for the year ended December 31, 2002.

     A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.













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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 1, 2003

                                       AMERICAN MEDICAL ALERT CORP.


                                       By: /s/ Jack Rhian
                                           --------------------------------
                                           Name:  Jack Rhian
                                           Title: Executive Vice President
                                                  and Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------

   Exhibit
     No.                              Description
     ---                              -----------
     99.1 Press Release of the Company, dated March 31, 2003, announcing the results for the year ended December 31, 2002.